UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2008

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THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Douglas Drive Sanford, North Carolina	27330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

As disclosed below under Item 7.01 of this Current Report on Form 8-K, on September 5, 2008, The Pantry, Inc. (the “Company”) will present at the Morgan Keegan 2008 Equity Conference. The information set forth under Item 7.01 of this Current Report on Form 8-K, including the slide presentation attached hereto as Exhibit 99.2 disclosing, among other things, certain information regarding previously completed fiscal quarters, is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Morgan Keegan Equity Conference

On September 5, 2008, the Company will present at the Morgan Keegan 2008 Equity Conference in Tennessee. The press release, dated August 29, 2008, announcing the Company’s participation in the conference and the written materials to be used at the conference are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The slide presentation attached hereto as Exhibit 99.2 includes references to “EBITDA,” “Adjusted EBITDA,” retail gasoline gross margin excluding hedging losses and retail gasoline gross margin per gallon excluding hedging losses, and “Net Debt,” which are financial measures that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). A description of these non-GAAP financial measures and the Company’s reasons for discussing them during the conference is presented below.

EBITDA and Adjusted EBITDA

EBITDA is defined by the Company as net income before interest expense, net, loss on extinguishment of debt, income taxes and depreciation and amortization. Adjusted EBITDA includes the lease payments the Company makes under its lease finance obligations as a reduction to EBITDA. EBITDA and Adjusted EBITDA are not measures of operating performance or liquidity under GAAP and should not be considered as substitutes for net income, cash flows from operating activities, or other income or cash flow statement data. The Company has included information concerning EBITDA and Adjusted EBITDA because it believes investors find this information useful as a reflection of the resources available for strategic opportunities including, among others, to invest in the Company’s business, make strategic acquisitions, and to service debt. Management also uses EBITDA and Adjusted EBITDA to review the performance of the Company’s business directly resulting from its retail operations and for budgeting and field operations compensation targets.

In accordance with GAAP, certain of the Company’s leases, including all of its sale-leaseback arrangements, are accounted for as lease finance obligations. As a result, payments made under these lease arrangements are accounted for as interest expense and a reduction of the principal amounts outstanding under the Company’s lease finance obligations. By including in Adjusted EBITDA the amounts the Company pays under its lease finance obligations, the Company is able to present such payments as operating costs instead of financing costs. The Company believes that this presentation helps investors better understand its operating performance relative to other companies that do not account for their leases as lease finance obligations.

Any measure that excludes interest expense, loss on extinguishment of debt, depreciation and amortization, or income taxes has material limitations because the Company uses debt and lease financing in order to finance its operations and its acquisitions, it uses capital and intangible assets in its business, and the payment of income taxes is a necessary element of its operations. Due to these limitations, the Company uses EBITDA and Adjusted EBITDA only in addition to and in conjunction with results presented in accordance with GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

Retail Gasoline Gross Margin Excluding Hedging Losses and Retail Gasoline Gross Margin Per Gallon Excluding Hedging Losses

The Company has disclosed retail gasoline gross margin and retail gasoline gross margin per gallon exclusive of losses on gasoline hedging positions. The Company believes that the exclusion of hedging losses from the presentation of retail gasoline gross margin and retail gasoline gross margin per gallon is useful to investors in focusing on the Company’s core operating results during the three months ended March 27, 2008 and the three months ended June 26, 2008, respectively, because the hedging losses are not directly attributable to or reflective of the operating performance of the Company’s convenience stores. In addition, the Company discontinued its hedging program in May 2008 and has no current plans to pursue any future gasoline hedging activities. Retail gasoline gross margin and retail gasoline gross margin per gallon excluding hedging losses are used in addition to and in conjunction with results presented in accordance with GAAP and are intended to provide additional insight into the Company’s gasoline operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, offer a more complete understanding of factors and trends affecting the Company’s business. As reflected in Exhibit 99.2, the Company’s retail gasoline gross margin for the last twelve months ended June 26, 2008 (excluding the hedging loss of approximately $9.9 million, or 0.5 cents per gallon) would have been $229.4 million, or 10.8 cents per gallon; including the hedging loss, the Company’s actual retail gasoline gross margin during this period was $219.5 million, or 10.3 cents per gallon.

Net Debt

Net Debt is defined by the Company as total debt less cash and cash equivalents. Net Debt is provided to facilitate the presentation and discussion of the Company’s “enterprise value” (as shown in the attached slide presentation), a component of which is Net Debt. Net Debt does not purport to be an alternative to indebtedness.

Because non-GAAP financial measures are not standardized, the measures referenced above, each as defined by the Company, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare the Company’s use of these measures with non-GAAP financial measures having the same or similar names used by other companies.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in Items 2.02 and 7.01 of this report, including the press release attached hereto as Exhibit 99.1 and the slide presentation attached hereto as Exhibit 99.2, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated August 29, 2008
99.2	Slide presentation for the Morgan Keegan 2008 Equity Conference on September 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

	By:	/s/ Frank G. Paci
Frank G. Paci Sr. Vice President, Finance, Chief Financial Officer and Secretary

Date: September 5, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated August 29, 2008
99.2	Slide presentation for the Morgan Keegan 2008 Equity Conference on September 5, 2008